UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

RIDESHARE RENTAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39132	81-3028414
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

433 N. Camden Drive, Suite 600 Beverly Hills, California	90210
(Address of registrant’s principal executive offices)	(Zip code)

(310) 926-2643

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2021, Rideshare Rental, Inc., a Delaware corporation formerly known as YayYo, Inc. (the “Company”), entered into a settlement agreement and mutual release (the “Settlement Agreement”) with FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”), relating to a pending action in the U.S. District Court in the Southern District of New York, FirstFire Global Opportunities Fund, LLC v. WestPark Capital, Inc. et. al., No. 1:20-cv-03327-LLS (the “Litigation”). The other parties to the Settlement Agreement are the Company’s co-defendants in the Litigation, WestPark Capital, Inc. a Colorado corporation (“WestPark”), Mr. Richard A. Rappaport and Mr. Ramy El-Batrawi, chief executive officer of the Company.

The Litigation was commenced by FirstFire in April 2020 and subsequently amended in December 2020. FirstFire was a subscriber to the Company’s initial public offering of common stock, par value $0.000001 (the “Common Stock”), in November 2019 (the “IPO”). It alleged in the Litigation that the Company and the other named defendants had, in connection with the IPO and the registration statement on Form S-1 filed thereto, committed violations of Sections 11, 12(a) and 15 of the Securities Act of 1933, as amended (the “Act”), Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10b-5 promulgated under the Exchange Act. Each of the Company, WestPark, Mr. Rappaport and Mr. El-Batrawi vigorously denied and disputed these allegations.

In consideration of the releases, covenants, terms and conditions set forth in the Settlement Agreement, FirstFire has agreed to dismiss the Litigation with prejudice, to not file any further litigation relating to the IPO, and to waive and relinquish any and all claims on shares of Common Stock other than as specified in the Settlement Agreement. The Company has agreed to sell to FirstFire one hundred fifty thousand (150,000) shares of Common Stock (the “Settlement Shares”) on or around February 15, 2021, with such shares to be issued pursuant to the exemption from registration under Rule 506(b) of the Act. The purchase price of the Settlement Shares will be $0.066667 per share, or an aggregate of $10,000.00. Any resale of the Settlement Shares by FirstFire shall be subject to the conditions of Rule 144 of the Act. None of WestPark, Mr. Rappaport or Mr. El-Batrawi are contributing to the Settlement Shares or any other consideration under the Settlement Agreement.

FirstFire will move to dismiss the Litigation within two (2) business days of its receipt of the Settlement Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Settlement Agreement and Mutual Release by, between, and among Rideshare Rental, Inc., FirstFire Global Opportunities Fund, LLC, WestPark Capital, Inc., Mr. Richard A. Rappaport and Mr. Ramy El-Batrawi, dated as of February 11, 2021

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2021	RIDESHARE RENTAL, INC.

	By:	/s/ Ramy El-Batrawi
	Name:	Ramy El-Batrawi
	Title:	Chief Executive Officer